SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934
Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

LEXINGTON REALTY TRUST
(Name of Registrant as Specified In Its Organizational Documents)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Lexington Realty Trust

Important Notice and Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on Tuesday, May 17, 2011

The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/lxp

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 4, 2011 to facilitate timely delivery.
Lexington Realty Trust

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

	Telephone:	1-888-313-0164
(outside of the U.S and Canada call 201-680-6688)
	Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
	Internet:	http://www.proxyvoting.com/lxp

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

To the Shareholders of Lexington Realty Trust:

The 2011 Annual Meeting of Shareholders of Lexington Realty Trust, a Maryland real estate investment trust, which we refer to as Lexington, will be held at the New York offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, on Tuesday, May 17, 2011, at 10:00 a.m. (Eastern Time), for the following purposes:

(1)	to elect seven trustees to serve until the 2012 Annual Meeting of Shareholders or their earlier removal or resignation and until their respective successors, if any, are elected and qualify;

(2)	to consider and vote upon a proposal to approve the Lexington Realty Trust 2011 Equity-Based Award Plan;

(3)	to consider and vote upon a resolution to approve, on an advisory, non-binding basis, the executive compensation of certain officers, as disclosed in the related proxy statement;

(4)	to consider and vote on an advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation;

(5)	to consider and vote upon the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

(6)	to transact such other business as may properly come before the 2011 Annual Meeting of Shareholders or any adjournment or postponement thereof.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH NOMINEE,
“FOR” A FREQUENCY OF “1 YEAR” AND “FOR” EACH OF THE OTHER PROPOSALS.

The Board of Trustees has fixed the close of business on March 18, 2011 as the record date, which we refer to as the Record Date, for the determination of shareholders entitled to receive notice of and to vote at the 2011 Annual Meeting of Shareholders or any adjournment or postponement thereof.

This notice also constitutes Notice of the 2011 Annual Meeting of Shareholders. This is not a ballot. You cannot use this notice to vote your shares.

CONTROL NUMBER
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YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	à

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the 2011 Annual Meeting of Shareholders, where you may vote in person.

Meeting Location:
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022

You can find directions to the 2011 Annual Meeting of Shareholders at:
http://www.paulhastings.com/offices_newyork_directions.aspx

The following Proxy Materials are available for you to review online:
•	Lexington’s 2011 Definitive Proxy Statement (including all attachments thereto);
•	Lexington’s Annual Report on Form 10-K for the year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:  1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:            shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:       http://www.proxyvoting.com/lxp

The Proxy Materials for Lexington Realty Trust are available to review at:

http://www.proxyvoting.com/lxp

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.
96893

YOU CANNOT VOTE BY RETURNING THIS NOTICE

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled "To Vote
Your Shares by Internet" click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.